Exhibit 99.1
FOR IMMEDIATE RELEASE
SALES IMPROVEMENT OF 25 PERCENT DRIVES SUBSTANTIAL PROFIT INCREASE AT GROUP 1 AUTOMOTIVE IN SECOND QUARTER
Share Repurchase Authorization Announced
HOUSTON, July 27, 2010 — Group 1 Automotive, Inc. (NYSE: GPI), a Fortune 500 automotive retailer, today reported a second-quarter adjusted net income increase of 73.0 percent to $17.8 million, or $0.75 per diluted share, for the period ended June 30, 2010. This compares to adjusted net income of $10.3 million, or $0.44 per diluted share, for the second quarter of 2009. Including the $5.1 million net after-tax adjustments for non-cash asset impairment charges, losses on a dealership disposition and severance costs shown in the attached reconciliation table, net income for the second quarter of 2010 was $12.8 million, or $0.54 per diluted share.
Second-Quarter Operating Highlights
•	Same-store total revenues increased 25.0 percent compared to the prior-year period, primarily reflecting a 26.5 percent increase in new vehicle sales and a 31.7 percent increase in used retail sales.

•	Same-store new and used vehicle gross profits grew 25.5 percent and 24.0 percent, respectively.

•	Same-store parts and service gross profit improved 7.6 percent on 4.8 percent higher revenues.

•	On a same-store per-retail-unit basis, finance and insurance gross profit expanded to $1,028.

•	Same-store selling, general and administrative expenses as a percent of gross profit improved 390 basis points sequentially, to 77.3 percent.
“Group 1’s sales results in the second quarter far exceeded the overall market’s improvement and demonstrates that our focus on growing our business is gaining traction,” said Earl J. Hesterberg, Group 1’s president and chief executive officer. “The hard work by our operating team to retain and attract new customers in this improving selling environment showed good results this quarter. In addition, the benefits of Group 1’s leaner expense structure are becoming evident as sales begin to grow again.”
Balance Sheet
New vehicle inventory was $484.9 million as of June 30, 2010, an increase of $30.5 million compared to March 31. The company ended the quarter with immediately available funds of $104.2 million and available liquidity of $275.0 million.
Share Repurchase Update / New Authorization
During the second quarter, Group 1 completed its 2008 authorization to repurchase $20.0 million of its common stock by repurchasing 748,464 shares at an average price per share of $25.69.
Group 1 also announced that its board of directors authorized a new share repurchase program of up to $25.0 million of the company’s common stock. Purchases may be made from time to time, based on market conditions, legal requirements and other corporate considerations, in the open market or in privately negotiated transactions.
The company expects that any repurchase of shares will be funded by cash from operations. As of June 30, the company had 23.8 million shares of common stock outstanding. Repurchased shares will be held in treasury.

Group 1 Automotive, Inc.
Second-Quarter Earnings Conference Call
Group 1’s senior management will host a conference call today at 11 a.m. ET to discuss the second-quarter financial results and the company’s outlook and strategy.
The conference call will be simulcast live, and a slide presentation will be accessible, on the Internet at www.group1auto.com through the Investor Relations section. A replay will be available for 30 days.
The conference call will also be available live by dialing in 10 minutes prior to the start of the call at:
Domestic: 877-874-1571
International: 719-325-4762
Participant Passcode: 6144821
A telephonic replay will be available following the call through August 3 by dialing:
Domestic: 888-203-1112
International: 719-457-0820
Replay Passcode: 6144821
About Group 1 Automotive, Inc.
Group 1 owns and operates 101 automotive dealerships, 136 franchises, and 25 collision service centers in the United States and the United Kingdom that offer 32 brands of automobiles. Through its dealerships, the company sells new and used cars and light trucks; arranges related financing, vehicle service and insurance contracts; provides maintenance and repair services; and sells replacement parts.
Group 1 Automotive can be reached on the Internet at www.group1auto.com.
This press release contains “forward-looking statements,” which are statements related to future, not past, events and are based on our current expectations and assumptions regarding our business, the economy and other future conditions. In this context, the forward-looking statements often include statements regarding our goals, plans, projections and guidance regarding our financial position, results of operations, market position, pending and potential future acquisitions and business strategy, and often contain words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “may” or “will” and similar expressions. Any such forward-looking statements are not assurances of future performance and involve risks and uncertainties that may cause actual results to differ materially from those set forth in the statements. These risks and uncertainties include, among other things, (a) general economic and business conditions, (b) the level of manufacturer incentives, (c) the future regulatory environment, (d) our ability to obtain an inventory of desirable new and used vehicles, (e) our relationship with our automobile manufacturers and the willingness of manufacturers to approve future acquisitions, (f) our cost of financing and the availability of credit for consumers, (g) our ability to complete acquisitions and dispositions and the risks associated therewith, (h) foreign exchange controls and currency fluctuations, and (i) our ability to retain key personnel. These factors, as well as additional factors that could affect our forward-looking statements, are described in our Form 10-K under the headings “Business—Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations.” We urge you to carefully consider this information. We undertake no duty to update our forward-looking statements, including our earnings outlook, whether as a result of new information, future developments or otherwise, except as may be required by law.
SOURCE: Group 1 Automotive, Inc.
Investor contacts:
Kim Paper Canning, Manager, Investor Relations | Group 1 Automotive Inc. | 713-647-5741 | kpaper@group1auto.com
Media contacts:
Pete DeLongchamps, Vice President, Manufacturer Relations and Public Affairs | Group 1 Automotive Inc. | 713-647-5770 | pdelongchamps@group1auto.com
or
Clint Woods, Pierpont Communications, Inc. | 713-627-2223 | cwoods@piercom.com
FINANCIAL TABLES FOLLOW

Group 1 Automotive, Inc.
Consolidated Statements of Operations
(Unaudited)
(In thousands, except per share amounts)

	Three Months Ended June 30,			Six Months Ended June 30,
	2010	2009	% Change	2010	2009	% Change
REVENUES:
New vehicle retail sales	$785,851	$608,592	29.1%	$1,431,972	$1,155,884	23.9%
Used vehicle retail sales	340,142	249,770	36.2	619,751	474,629	30.6
Used vehicle wholesale sales	55,678	34,649	60.7	98,190	69,385	41.5
Parts and service	194,063	183,105	6.0	379,498	363,970	4.3
Finance and insurance	42,775	32,639	31.1	80,251	64,704	24.0

Total revenues	1,418,509	1,108,755	27.9	2,609,662	2,128,572	22.6

COST OF SALES:
New vehicle retail sales	740,740	573,612	29.1	1,347,487	1,091,430	23.5
Used vehicle retail sales	307,596	223,942	37.4	560,768	424,195	32.2
Used vehicle wholesale sales	54,558	33,541	62.7	95,407	67,333	41.7
Parts and service	88,963	86,545	2.8	174,827	171,845	1.7

Total cost of sales	1,191,857	917,640	29.9	2,178,489	1,754,803	24.1

GROSS PROFIT	226,652	191,115	18.6	431,173	373,769	15.4

SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	182,465	151,113	20.7	348,871	304,347	14.6

DEPRECIATION AND AMORTIZATION EXPENSE	6,679	6,462	3.4	13,164	12,875	2.2

ASSET IMPAIRMENTS	1,482	2,040	(27.4)	1,482	2,135	(30.6)

OPERATING INCOME	36,026	31,500	14.4	67,656	54,412	24.3

OTHER INCOME (EXPENSE):
Floorplan interest expense	(8,633)	(7,857)	9.9	(16,199)	(16,819)	(3.7)

Other interest expense, net	(6,267)	(7,576)	(17.3)	(13,371)	(14,539)	(8.0)

Gain (loss) on redemption of long-term debt	—	232	(100.0)	(3,872)	7,613	(150.9)

Other expense, net	—	(5)	(100.0)	—	(2)	(100.0)

INCOME BEFORE INCOME TAXES	21,126	16,294	29.7	34,214	30,665	11.6

PROVISION FOR INCOME TAXES	(8,357)	(6,212)	34.5	(13,464)	(12,208)	10.3

NET INCOME	$12,769	$10,082	26.7%	$20,750	$18,457	12.4%

DILUTED INCOME PER SHARE	$0.54	$0.43	25.6%	$0.88	$0.80	10.0%

Weighted average diluted shares outstanding	23,638	23,288	1.5%	23,663	23,107	2.4%

Group 1 Automotive, Inc.
Consolidated Balance Sheets
(Dollars in thousands)

	June 30,	December 31,
	2010	2009	% Change
	(Unaudited)
ASSETS:
CURRENT ASSETS:
Cash and cash equivalents	$32,186	$13,221	143.4%
Contracts in transit and vehicle receivables, net	111,175	86,500	28.5
Accounts and notes receivable, net	68,198	62,496	9.1
Inventories	696,994	596,743	16.8
Deferred income taxes	14,248	14,653	(2.8)
Prepaid expenses and other current assets	43,977	48,425	(9.2)

Total current assets	966,778	822,038	17.6
PROPERTY AND EQUIPMENT, net	454,420	475,828	(4.5)
GOODWILL AND INTANGIBLE FRANCHISE RIGHTS	667,160	658,281	1.3
OTHER ASSETS	10,899	13,267	(17.8)

Total assets	$2,099,257	$1,969,414	6.6%

LIABILITIES AND STOCKHOLDERS’ EQUITY:

CURRENT LIABILITIES:
Floorplan notes payable — credit facility	$603,836	$491,892	22.8%
Offset account related to floorplan notes payable — credit facility	(72,048)	(71,573)	0.7
Floorplan notes payable — manufacturer affiliates	100,802	115,180	(12.5)
Current maturities of long-term debt	14,395	14,355	0.3
Current liabilities from interest rate risk management activities	5,500	10,412	(47.2)
Accounts payable	91,904	72,276	27.2
Accrued expenses	82,075	86,271	(4.9)

Total current liabilities	826,464	718,813	15.0
2.25% CONVERTIBLE SENIOR NOTES (aggregate principal of $182,753 at June 30, 2010 and December 31, 2009)	134,984	131,932	2.3
3.00% CONVERTIBLE SENIOR NOTES (aggregate principal of $115,000 at June 30, 2010)	72,940	—	100.0
8.25% SENIOR SUBORDINATED NOTES	—	73,267	(100.0)
MORTGAGE FACILITY, net of current maturities	154,347	182,216	(15.3)
OTHER REAL ESTATE RELATED AND LONG-TERM DEBT, net of current maturities	22,223	19,040	16.7
CAPITAL LEASE OBLIGATIONS RELATED TO REAL ESTATE, net of current maturities	36,783	37,686	(2.4)
DEFERRED INCOME TAXES	44,337	33,932	30.7
LIABILITIES FROM INTEREST RATE RISK MANAGEMENT ACTIVITIES	21,253	20,151	5.5
OTHER LIABILITIES	28,711	26,633	7.8
DEFERRED REVENUES	4,645	5,588	(16.9)

STOCKHOLDERS’ EQUITY:
Common stock	262	262	—
Additional paid-in capital	370,104	346,055	6.9
Retained earnings	492,682	471,932	4.4
Accumulated other comprehensive loss	(25,409)	(26,256)	(3.2)
Treasury stock	(85,069)	(71,837)	18.4

Total stockholders’ equity	752,570	720,156	4.5

Total liabilities and stockholders’ equity	$2,099,257	$1,969,414	6.6%

KEY DEBT COVENANT METRICS:
Senior secured leverage ratio (must be less than 2.75)	1.18	1.31
Total leverage ratio (must be less than 4.50)	3.59	3.29
Fixed charge coverage ratio (must be greater than 1.25)	1.70	1.76
Current ratio (must be greater than 1.15)	1.38	1.34

Group 1 Automotive, Inc.
Consolidated Statements of Adjusted Cash Flows from Operating Activities
(Unaudited)
(In thousands)

	Three Months Ended June 30,			Six Months Ended June 30,
	2010	2009	% Change	2010	2009	% Change
Net income	$12,769	$10,082	26.7%	$20,750	$18,457	12.4%
Adjustments to reconcile net income to net cash provided by operating activities:
Asset Impairments	1,482	2,040	(27.4)	1,482	2,135	(30.6)
Depreciation and amortization	6,679	6,462	3.4	13,164	12,875	2.2
Deferred income taxes	7,832	8,763	(10.6)	12,162	14,901	(18.4)
(Gain) loss on redemption of long—term debt	—	(232)	(100.0)	3,872	(7,613)	150.9
(Gain) loss on sale of assets	4,297	(1,270)	438.3	4,452	(848)	625.0
Stock-based compensation	2,479	3,190	(22.3)	5,176	5,427	(4.6)
Amortization of debt discount and issue costs	2,322	2,172	6.9	3,957	4,143	(4.5)
Other	244	138	76.8	438	(549)	179.8

Changes in operating assets and liabilities, net of effects of acquisitions and dispositions:
Inventories	(46,143)	101,620	(145.4)	(94,377)	303,646	(131.1)
Floorplan notes payable — credit facility	44,397	(82,643)	153.7	111,944	(280,303)	139.9
Floorplan notes payable — manufacturer affiliates	(11,884)	(18,434)	(35.5)	(12,577)	(43,719)	(71.2)
Contracts-in-transit and vehicle receivables	(5,684)	7,237	(178.5)	(24,781)	24,147	(202.6)
Accounts and notes receivable	(3,228)	1,213	(366.1)	(6,319)	13,868	(145.6)
Prepaid expenses and other assets	172	(5,933)	102.9	1,794	(364)	592.9
Deferred revenues	(45)	(1,323)	(96.6)	(943)	(2,564)	(63.2)
Accounts payable and accrued expenses	(7,261)	(7,014)	3.5	15,699	(17,729)	188.5

Adjusted net cash provided by operating activities	$8,428	$26,068	(67.7)%	$55,893	$45,910	21.7%

Group 1 Automotive, Inc.
Additional Information — Consolidated
(Unaudited)

		Three Months Ended		Six Months Ended
		June 30,		June 30,
		2010	2009	2010	2009
NEW VEHICLE UNIT SALES GEOGRAPHIC MIX:
Region	Geographic Market
Eastern	Massachusetts	14.9%	14.6%	15.1%	14.2%
	New Jersey	6.8	6.7	6.6	6.9
	New Hampshire	4.0	3.9	4.2	3.8
	New York	3.9	4.6	3.8	4.4
	Georgia	3.8	3.7	3.8	3.7
	Louisiana	3.2	3.0	3.1	3.2
	Florida	1.6	1.6	1.7	1.8
	Mississippi	1.5	1.8	1.7	1.7
	South Carolina	1.3	0.3	0.8	0.3
	Alabama	1.2	0.6	1.3	0.6
	Maryland	0.8	1.0	0.8	1.0

		43.0	41.8	42.9	41.6

Central	Texas	30.5	33.1	30.7	32.5
	Oklahoma	8.4	8.8	8.1	8.5
	Kansas	0.9	1.3	0.9	1.2

		39.8	43.2	39.7	42.2

Western	California	12.5	12.7	13.1	14.1

International	United Kingdom	4.7	2.3	4.3	2.1

		100.0%	100.0%	100.0%	100.0%

NEW VEHICLE UNIT SALES BRAND MIX:
Toyota/Scion/Lexus		35.1%	34.3%	34.9%	34.7%
Nissan/Infiniti		14.1	12.6	14.9	12.1
Honda/Acura		12.3	13.5	12.4	13.6
BMW/Mini		11.5	10.3	11.0	9.7
Ford		8.9	8.9	9.0	9.1
Mercedes-Benz		5.5	5.4	5.6	5.8
GM		4.2	3.8	4.0	3.9
Chrysler		3.0	6.2	2.9	6.5
Other		5.4	5.0	5.3	4.6

		100.0%	100.0%	100.0%	100.0%

NEW VEHICLE UNIT SALES OTHER MIX:
Import		57.8%	56.3%	58.1%	55.9%
Luxury		26.9	26.0	26.9	25.7
Domestic		15.3	17.7	15.0	18.4

		100.0%	100.0%	100.0%	100.0%

Car		59.0%	58.0%	58.4%	57.0%
Truck		41.0	42.0	41.6	43.0

		100.0%	100.0%	100.0%	100.0%

Group 1 Automotive, Inc.
Additional Information — Consolidated
(Unaudited)
(Dollars in thousands, except per unit amounts)

	Three Months Ended June 30,			Six Months Ended June 30,
	2010	2009	% Change	2010	2009	% Change
REVENUES:
New vehicle retail sales	$785,851	$608,592	29.1%	$1,431,972	$1,155,884	23.9%
Used vehicle retail sales	340,142	249,770	36.2	619,751	474,629	30.6
Used vehicle wholesale sales	55,678	34,649	60.7	98,190	69,385	41.5

Total used	395,820	284,419	39.2	717,941	544,014	32.0
Parts and service	194,063	183,105	6.0	379,498	363,970	4.3
Finance and insurance	42,775	32,639	31.1	80,251	64,704	24.0

Total	$1,418,509	$1,108,755	27.9%	$2,609,662	$2,128,572	22.6%

GROSS MARGIN:
New vehicle retail sales	5.7%	5.7%		5.9%	5.6%
Used vehicle retail sales	9.6	10.3		9.5	10.6
Used vehicle wholesale sales	2.0	3.2		2.8	3.0
Total used	8.5	9.5		8.6	9.6
Parts and service	54.2	52.7		53.9	52.8
Finance and insurance	100.0	100.0		100.0	100.0
Total	16.0%	17.2%		16.5%	17.6%

GROSS PROFIT:
New vehicle retail sales	$45,111	$34,980	29.0%	$84,485	$64,454	31.1%
Used vehicle retail sales	32,546	25,828	26.0	58,983	50,434	17.0
Used vehicle wholesale sales	1,120	1,108	1.1	2,783	2,052	35.6

Total used	33,666	26,936	25.0	61,766	52,486	17.7
Parts and service	105,100	96,560	8.8	204,671	192,125	6.5
Finance and insurance	42,775	32,639	31.1	80,251	64,704	24.0

Total	$226,652	$191,115	18.6%	$431,173	$373,769	15.4%

UNITS SOLD:
Retail new vehicles sold	25,101	19,954	25.8%	45,732	37,885	20.7%
Retail used vehicles sold	17,636	13,914	26.8	32,629	27,006	20.8
Wholesale used vehicles sold	8,692	6,426	35.3	15,408	12,855	19.9

Total used	26,328	20,340	29.4%	48,037	39,861	20.5%

GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$1,797	$1,753	2.5%	$1,847	$1,701	8.6%
Used vehicle retail sales	1,845	1,856	(0.6)	1,808	1,868	(3.2)
Used vehicle wholesale sales	129	172	(25.0)	181	160	13.1
Total used	1,279	1,324	(3.4)	1,286	1,317	(2.4)
Finance and insurance (per retail unit)	$1,001	$964	3.8%	$1,024	$997	2.7%

OTHER (1):
SG&A expenses	$176,850	$152,568	15.9%	$343,256	$305,050	12.5%
SG&A as % revenues	12.5%	13.8%		13.2%	14.3%
SG&A as % gross profit	78.0%	79.8%		79.6%	81.6%
Operating margin	3.0%	2.9%		2.9%	2.6%
Pretax margin	2.0%	1.5%		1.7%	1.2%

FLOORPLAN EXPENSE:
Floorplan interest	$(8,633)	$(7,857)	9.9%	$(16,199)	$(16,819)	(3.7)%
Floorplan assistance	6,089	4,725	28.9	11,323	9,259	22.3

Net floorplan expense	$(2,544)	$(3,132)	(18.8)%	$(4,876)	$(7,560)	(35.5)%

(1)	These amounts have been adjusted to exclude the impact of certain items to provide additional information regarding the performance of our operations and improve period-to-period comparability. Refer to our Reconciliation of Certain Non-GAAP Financial Measures for a description of the aforementioned adjustments.

Group 1 Automotive, Inc.
Additional Information – Same Store(1)
(Unaudited)
(Dollars in thousands, except per unit amounts)

	Three Months Ended June 30,			Six Months Ended June 30,
	2010	2009	% Change	2010	2009	% Change
REVENUES:
New vehicle retail sales	$753,660	$595,966	26.5%	$1,386,699	$1,130,060	22.7%
Used vehicle retail sales	320,627	243,479	31.7	593,126	462,066	28.4
Used vehicle wholesale sales	51,444	33,700	52.7	93,032	67,477	37.9

Total used	372,071	277,179	34.2	686,158	529,543	29.6
Parts and service	187,271	178,665	4.8	370,035	354,525	4.4
Finance and insurance	41,955	31,928	31.4	79,071	63,322	24.9

Total	$1,354,957	$1,083,738	25.0%	$2,521,963	$2,077,450	21.4%

GROSS MARGIN:
New vehicle retail sales	5.7%	5.8%		5.9%	5.6%
Used vehicle retail sales	9.7	10.3		9.6	10.6
Used vehicle wholesale sales	2.4	3.2		3.1	3.0
Total used	8.7	9.4		8.7	9.6
Parts and service	54.2	52.8		54.0	52.9
Finance and insurance	100.0	100.0		100.0	100.0
Total	16.2%	17.2%		16.7%	17.6%

GROSS PROFIT:
New vehicle retail sales	$43,208	$34,429	25.5%	$81,453	$63,559	28.2%
Used vehicle retail sales	31,213	25,099	24.4	57,127	49,022	16.5
Used vehicle wholesale sales	1,227	1,067	15.0	2,897	2,057	40.8

Total used	32,440	26,166	24.0	60,024	51,079	17.5
Parts and service	101,475	94,295	7.6	199,641	187,372	6.5
Finance and insurance	41,955	31,928	31.4	79,071	63,322	24.9

Total	$219,078	$186,818	17.3%	$420,189	$365,332	15.0%

UNITS SOLD:
Retail new vehicles sold	24,034	19,524	23.1%	44,256	37,015	19.6%
Retail used vehicles sold	16,764	13,502	24.2	31,455	26,181	20.1
Wholesale used vehicles sold	8,199	6,281	30.5	14,836	12,538	18.3

Total used	24,963	19,783	26.2%	46,291	38,719	19.6%

GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$1,798	$1,763	2.0%	$1,840	$1,717	7.2%
Used vehicle retail sales	1,862	1,859	0.2	1,816	1,872	(3.0)
Used vehicle wholesale sales	150	170	(11.8)	195	164	18.9
Total used	1,300	1,323	(1.7)	1,297	1,319	(1.7)
Finance and insurance (per retail unit)	$1,028	$967	6.3%	$1,044	$1,002	4.2%

OTHER:
SG&A expenses	$169,332	$148,358	14.1%	$332,589	$295,988	12.4%
SG&A as % revenues	12.5%	13.7%		13.2%	14.2%
SG&A as % gross profit	77.3%	79.4%		79.2%	81.0%
Operating margin	3.2%	3.0%		3.0%	2.7%

FLOORPLAN EXPENSE:
Floorplan interest	$(8,428)	$(7,786)	8.2%	$(15,933)	$(16,636)	(4.2)%
Floorplan assistance	6,023	4,586	31.3	11,243	8,967	25.4

Net floorplan expense	$(2,405)	$(3,200)	(24.8)%	$(4,690)	$(7,669)	(38.8)%

(1)	Same store amounts include the results for the identical months in each period presented in the comparison, commencing with the first full month we owned the dealership and, in the case of dispositions, ending with the last full month we owned it. Same store results also include the activities of our corporate office.

Group 1 Automotive, Inc.
Reconciliation of Certain Non-GAAP Financial Measures
(Unaudited)
(Dollars in thousands, except per share amounts)

	Three Months Ended June 30,			Six Months Ended June 30,
	2010	2009	% Change	2010	2009	% Change
NET INCOME RECONCILIATION:
As reported	$12,769	$10,082	26.7%	$20,750	$18,457	12.4%
Adjustments:
Non-Cash asset impairment charges (2)	950	1,265		950	1,265
Mortgage debt refinance charges (3)	—	331		—	331
Loss (gain) on dealership dispositions (4)	3,698	(902)		3,698	(451)
Loss (gain) on debt redemption (5)	—	(475)		2,458	(4,906)
Severance costs related to UK-dealership acquisitions (6)	405	—		405	—

Adjusted net income (1)	$17,822	$10,301	73.0%	$28,261	$14,696	92.3%

DILUTED INCOME PER SHARE RECONCILIATION (9):
As reported	$0.54	$0.43	25.6%	$0.88	$0.80	10.0%
Adjustments:
Non-Cash asset impairment charges	0.04	0.06		0.04	0.06
Mortgage debt refinance charges	—	0.01		—	0.01
Loss (gain) on dealership disposition	0.15	(0.04)		0.15	(0.02)
Loss (gain) on debt redemption	—	(0.02)		0.10	(0.21)
Severance costs related to UK-dealership acquisitions	0.02	—		0.02	—

Adjusted diluted income per share (1)	$0.75	$0.44	70.5%	$1.19	$0.64	85.9%

SG&A RECONCILIATION:
As reported	$182,465	$151,113	20.7%	$348,871	$304,347	14.6%
Adjustments:
Gain (loss) on dealership dispositions	(5,053)	1,455		(5,053)	703
Severance costs related to UK-dealership acquisitions	(562)	—		(562)	—

Adjusted SG&A (1)	$176,850	$152,568	15.9%	$343,256	$305,050	12.5%

SG&A AS % REVENUES:
Unadjusted	12.9%	13.6%		13.4%	14.3%
Adjusted (1)	12.5%	13.8%		13.2%	14.3%

SG&A AS % OF GROSS PROFIT:
Unadjusted	80.5%	79.1%		80.9%	81.4%
Adjusted (1)	78.0%	79.8%		79.6%	81.6%

OPERATING MARGIN:
Unadjusted	2.5%	2.8%		2.6%	2.6%
Adjusted (1), (7)	3.0%	2.9%		2.9%	2.6%

PRETAX MARGIN:
Unadjusted	1.5%	1.5%		1.3%	1.4%
Adjusted (1), (8)	2.0%	1.5%		1.7%	1.2%

	Three Months Ended June 30,			Six Months Ended June 30,
	2010	2009	% Change	2010	2009	% Change
CASH FLOWS FROM OPERATING ACTIVITIES RECONCILIATION:
Net cash provided by (used in) operating activities	$(35,969)	$108,711	(133.1)%	$(56,051)	$326,213	(117.2)%
Change in floorplan notes payable-credit facility, excluding floorplan offset account	44,397	(82,643)		111,944	(280,303)

Adjusted net cash provided by operating activities (1)	$8,428	$26,068	(67.7)%	$55,893	$45,910	21.7%

(1)	We believe that these adjusted financial measures are relevant and useful to investors because they provide additional information regarding the performance of our operations and improve period-to-period comparability. These measures are not measures of financial performance under GAAP. Accordingly, they should not be considered as substitutes for their unadjusted counterparts, which are prepared in accordance with GAAP. Although we find these non-GAAP results useful in evaluating the performance of our business, our reliance on these measures is limited because the adjustments often have a material impact on our financial statements calculated in accordance with GAAP. Therefore, we typically use these adjusted numbers in conjunction with our GAAP results to address these limitations.

(2)	Adjustments are net of tax benefit of $532 for the three and six months ended June 30, 2010 and $775 and $870 for the three and six months ended June 30, 2009, respectively, calculated utilizing the applicable federal and state tax rates for the adjustment.

(3)	Adjustment is net of a tax benefit of $203 for the three and six months ended June 30, 2009, calculated utilizing the applicable federal and state tax rates for the adjustment.

(4)	Adjustments are net of tax benefit of $1,355 for the three and six months ended June 30, 2010 and tax provision of $553 and $252 for the three and six months ended June 30, 2009, respectively, calculated utilizing the applicable federal and state tax rates for the adjustment.

(5)	Adjustments are net of tax benefit of $1,414 for the six months ended June 30, 2010 and tax provision of $291 and $3,241 for the three and six months ended June 30, 2009, respectively, calculated utilizing the applicable federal and state tax rates for the adjustment.

(6)	Adjustment is net of a tax benefit of $157 for the three and six months ended June 30, 2010, calculated utilizing the applicable UK corporate tax rate for the adjustment.

(7)	Excludes the impact of non-cash asset impairment charges, gain/loss on dealership dispositions and severance costs related to UK-dealership acquisitions.

(8)	Excludes the impact of non-cash asset impairment charges, mortgage debt refinance charges, gain/loss on dealership dispositions, gain/loss on debt redemption and severance costs related to UK-dealership acquisitions.

(9)	The sum of the quarterly income per share amounts may not equal the year-to-date amount reported, as per share amounts are computed independently for each quarter and for the year-to-date, based on the respective weighted average common shares outstanding.